                                                                 EXHIBIT 10.47

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment"), dated and effective this 1st day of January, 1998, by and between INSpire Insurance Solutions, Inc., a Texas corporation ("Employer"), and F. George Dunham, III, a resident of Texas ("Employee").

                                    RECITALS:

         A. Employer and Employee are parties to a certain Employment Agreement dated July 1, 1997 (the "Employment Agreement").

         B. Section 3(b) of the Employment Agreement provides for the payment of a bonus to employee under certain circumstances described therein.

         C. Employer has adopted the INSpire Insurance Solutions, Inc. 1998 Annual Bonus Plan (the "Bonus Plan") to provide bonuses to certain participants as may be designated by the Board of Directors of Employer.

         D. Employer and Employee have agreed to amend Section 3(b) of the Employment Agreement as provided herein in order to permit Employee to participate in the Bonus Plan.

                                   AGREEMENTS:

         Accordingly, in consideration of the mutual covenants and obligations contained herein, Employer and Employee hereby agree as follows:

         1. For the year ended December 31, 1997, Employee shall be entitled to a bonus determined pursuant to Section 3(b) of the Employment Agreement in effect prior to this Amendment.

         2. Section 3(b) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Annual Bonus. In addition to the salary set forth in
                  Section 3(a) hereof, Employee shall be entitled to participate in the Bonus Plan each year during the term of this Agreement. Employer agrees that the Bonus Plan shall not be terminated by Employer prior to the termination of this Agreement."

         3.       Schedule 3(b) to the Employment Agreement is hereby deleted.

         4. Except as expressly amended hereby, all terms and conditions of the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     INSpire Insurance Solutions, Inc.


                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------


                                     EMPLOYEE:



                                     ------------------------------------
                                     F. George Dunham, III

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment"), dated and effective this 1st day of January, 1998, by and between INSpire Insurance Solutions, Inc., a Texas corporation ("Employer"), and Terry G. Gaines, a resident of Texas ("Employee").

                                    RECITALS:

         A. Employer and Employee are parties to a certain Employment Agreement dated July 1, 1997 (the "Employment Agreement").

         B. Section 3(b) of the Employment Agreement provides for the payment of a bonus to employee under certain circumstances described therein.

         C. Employer has adopted the INSpire Insurance Solutions, Inc. 1998 Annual Bonus Plan (the "Bonus Plan") to provide bonuses to certain participants as may be designated by the Board of Directors of Employer.

         D. Employer and Employee have agreed to amend Section 3(b) of the Employment Agreement as provided herein in order to permit Employee to participate in the Bonus Plan.

                                   AGREEMENTS:

         Accordingly, in consideration of the mutual covenants and obligations contained herein, Employer and Employee hereby agree as follows:

         1. For the year ended December 31, 1997, Employee shall be entitled to a bonus determined pursuant to Section 3(b) of the Employment Agreement in effect prior to this Amendment.

         2. Section 3(b) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Annual Bonus. In addition to the salary set forth in
                  Section 3(a) hereof, Employee shall be entitled to participate in the Bonus Plan each year during the term of this Agreement. Employer agrees that the Bonus Plan shall not be terminated by Employer prior to the termination of this Agreement."

         3.       Schedule 3(b) to the Employment Agreement is hereby deleted.

         4. Except as expressly amended hereby, all terms and conditions of the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     INSpire Insurance Solutions, Inc.


                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     EMPLOYEE:



                                     ------------------------------------
                                     Terry G. Gaines

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment"), dated and effective this 1st day of January, 1998, by and between INSpire Insurance Solutions, Inc., a Texas corporation ("Employer"), and Jeffrey W. Robinson, a resident of Texas ("Employee").

                                    RECITALS:

         A. Employer and Employee are parties to a certain Employment Agreement dated July 1, 1997 (the "Employment Agreement").

         B. Section 3(b) of the Employment Agreement provides for the payment of a bonus to employee under certain circumstances described therein.

         C. Employer has adopted the INSpire Insurance Solutions, Inc. 1998 Annual Bonus Plan (the "Bonus Plan") to provide bonuses to certain participants as may be designated by the Board of Directors of Employer.

         D. Employer and Employee have agreed to amend Section 3(b) of the Employment Agreement as provided herein in order to permit Employee to participate in the Bonus Plan.

                                   AGREEMENTS:

         Accordingly, in consideration of the mutual covenants and obligations contained herein, Employer and Employee hereby agree as follows:

         1. For the year ended December 31, 1997, Employee shall be entitled to a bonus determined pursuant to Section 3(b) of the Employment Agreement in effect prior to this Amendment.

         2. Section 3(b) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Annual Bonus. In addition to the salary set forth in
                  Section 3(a) hereof, Employee shall be entitled to participate in the Bonus Plan each year during the term of this Agreement. Employer agrees that the Bonus Plan shall not be terminated by Employer prior to the termination of this Agreement."

         3.       Schedule 3(b) to the Employment Agreement is hereby deleted.

         4. Except as expressly amended hereby, all terms and conditions of the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     INSpire Insurance Solutions, Inc.


                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     EMPLOYEE:



                                     ------------------------------------
                                     Jeffrey W. Robinson

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment"), dated and effective this 1st day of January, 1998, by and between INSpire Insurance Solutions, Inc., a Texas corporation ("Employer"), and Ronald O. Lynn, a resident of Texas ("Employee").

                                    RECITALS:

         A. Employer and Employee are parties to a certain Employment Agreement dated July 1, 1997 (the "Employment Agreement").

         B. Section 3(b) of the Employment Agreement provides for the payment of a bonus to employee under certain circumstances described therein.

         C. Employer has adopted the INSpire Insurance Solutions, Inc. 1998 Annual Bonus Plan (the "Bonus Plan") to provide bonuses to certain participants as may be designated by the Board of Directors of Employer.

         D. Employer and Employee have agreed to amend Section 3(b) of the Employment Agreement as provided herein in order to permit Employee to participate in the Bonus Plan.

                                   AGREEMENTS:

         Accordingly, in consideration of the mutual covenants and obligations contained herein, Employer and Employee hereby agree as follows:

         1. For the year ended December 31, 1997, Employee shall be entitled to a bonus determined pursuant to Section 3(b) of the Employment Agreement in effect prior to this Amendment.

         2. Section 3(b) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) Annual Bonus. In addition to the salary set forth in
                  Section 3(a) hereof, Employee shall be entitled to participate in the Bonus Plan each year during the term of this Agreement. Employer agrees that the Bonus Plan shall not be terminated by Employer prior to the termination of this Agreement."

         3.       Schedule 3(b) to the Employment Agreement is hereby deleted.

         4. Except as expressly amended hereby, all terms and conditions of the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     INSpire Insurance Solutions, Inc.


                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                     EMPLOYEE:



                                     ------------------------------------
                                     Ronald O. Lynn


                                       2